SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
______________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934


Date of Report:
February 11, 1997

Exact name of registrant as specified in its charter:
ALLSTAR INNS INC.

State of Incorporation:
Delaware

Commission File No:
0-22930

IRS Employer Identification No:
77-0323962


Address of principal executive offices:
200 E. Carrillo Street, #300
Santa Barbara, California 93101


Registrant's telephone number:
(805) 730-3383

INFORMATION TO BE INCLUDED IN REPORT

ITEM 2.   DISPOSITION OF ASSETS

The Registrant issued the following press release on January 31, 1997:

FOR IMMEDIATE RELEASE:

Contact:  Edward J. Gallagher, Vice Chairman /(805) 730-3383

     SANTA BARBARA, CALIFORNIA. January 31, 1997. Allstar Inns Inc. ("Allstar") (OTC Bulletin Board - "ALST") announced today that Motel 6 Operating L.P., Motel 6 G.P. Inc. and IBL Limited, Inc. ("Motel 6") has exercised an option to purchase the 71 motels comprising 7,606 rooms from Allstar.

     At a closing held in Santa Barbara, California on January 30, 1997 Motel 6 purchased the motels from Allstar at a fixed price of $40.0 million plus assumption of the debt secured by the motels of approximately $206 million. The sale of the motel assets constitutes a sale of substantially all of the assets of Allstar. Allstar is also in the process of disposing of five additional parcels of vacant land constituting the balance of Allstar's real estate holdings.

     Allstar is and will be subject to substantial Federal and State taxes on the gain realized by the sale of their motel assets and any gain realized on the disposition of the additional parcels of vacant land.

###


ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

(a)  Financial Statements:  None

(b)  Exhibits:  Forms of Documents

1. Master Lease Agreement, dated as of January 1, 1995 among Allstar Inns Inc., Motel 6 Operating L.P., Motel 6 G.P. Inc. and IBL Limited, Inc., as filed with the S.E.C. on March 30, 1995, incorporated by reference to Exhibit 10.24 to the Company's 1994 Annual Report on Form 10-K (File No. 0-22930).

2.   Release and Indemnity Agreement, dated January 30, 1997 by
     Motel 6 Operating L.P., IBL Limited, Inc., Motel 6 G.P.,
     Inc., C 7, Inc. and Glasjar Funding Limited Partnership, in favor of Allstar Inns Inc. (attached).

3.   Indemnity Agreement (Sales Taxes), dated January 30, 1997 by
     Motel 6 Operating L.P., IBL Limited, Inc. and Motel 6 G.P.,
     Inc. in favor of Allstar Inns Inc. (attached).

4.   Mutual Release, dated January 30, 1997 among Motel 6
     Operating L.P., IBL Limited, Inc., Motel 6 G.P., Inc., Motel
     6 Financial Services, L.P. and Allstar Inns Inc. (attached).

5. General Assignment and Bill of Sale, dated January 30, 1997 by Allstar Inns Inc. in favor of Motel 6 Operating L.P.
     (attached).

6. General Assignment and Bill of Sale, dated January 30, 1997 by Allstar Inns Inc. in favor or Glasjar Funding Limited
     Partnership (attached).

7. General Assignment and Bill of Sale, dated January 30, 1997 by Allstar Inns Inc. in favor of C 7, Inc. (attached).

8.   Assumption Agreement, dated January 30, 1997 by Motel 6
     Operating L.P., Motel 6 G.P., Inc. and IBL Limited, Inc. in favor of Allstar Inns Inc. (attached).

9.   Assignment of Assigned Agreements and Permits, dated January
     30, 1997 by Allstar Inns Inc. in favor of Motel 6 Operating
     L.P. (attached).

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALLSTAR INNS INC.



By:  Edward J. Gallagher
Edward J. Gallagher
Vice Chairman - Principal
Accounting Officer

Dated:  February 11, 1997

                 Release and Indemnity Agreement


     This Release and Indemnity Agreement ("Agreement") is made this ___ day of
January, 1997, by Motel 6 Operating L.P., a Delaware limited partnership ("Motel 6"), IBL
Limited, Inc., a Delaware corporation ("IBL"), Motel 6 G.P., Inc., a Delaware corporation
("Motel 6 G.P."), C 7, Inc., a Texas corporation ("C7") and Glasjar Funding Limited
Partnership, a Delaware limited partnership ("Glasjar"), in favor of Allstar Inns Inc., a
Delaware corporation ("Allstar"), with reference to the following facts:

                         R E C I T A L S

      A.Motel 6, IBL and Motel 6 G.P., jointly, severally and collectively (hereinafter referred to as the "Motel 6 Companies"), are the Lessee under that certain Master Lease
Agreement dated as of January 1, 1995 ("Master Lease"), under which Allstar is Lessor. The
Master Lease is attached to this Agreement as Exhibit A. Since January 1, 1995, the Motel 6
Companies have leased from Allstar seventy-one "Motels", as defined in, and pursuant to, the Master Lease. Prior to January 1, 1995, the Motel 6 Companies operated the Motels pursuant to a certain Management Contract defined in the Master Lease.

      B.In Section 33 of the Master Lease, Allstar granted the Motel 6 Companies an option to purchase the "Motel Assets" (as defined in the Master Lease"). On January 27, 1997, the
Motel 6 Companies exercised the option. In connection with its exercise of the option, the
Motel 6 Companies asked Allstar to convey to Glasjar and/or C7 title to such of the Motel Assets as Motel 6 shall designate, rather than to the Motel 6 Companies, as an accommodation to the
Motel 6 Companies' financial arrangements with Glasjar. The Master Lease does not require such an accommodation.

      C.Allstar has agreed as an accommodation to the Motel 6
Companies to convey title
to certain Motel Assets (to be designated by Motel 6) to Glasjar and/or C7, with the remainder of the Motel Assets to be conveyed to Motel 6, provided that the Motel 6 Companies, C7 and
Glasjar execute and deliver this Agreement.

      D.The Motel 6 Companies, Glasjar, C7 and Allstar are willing to execute and deliver this Agreement.

     Now, therefore, in consideration of the facts recited above, to induce Allstar to agree to convey to Glasjar and C7 title to such of the Motel Assets as Motel 6 shall designate, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Motel 6 Companies, C7 and Glasjar covenant and agree as follows:

      1.Recitals. The recitals to this Agreement are an integral part of this
Agreement.

      2.Conveyances "As Is". Glasjar, C7 and the Motel 6 Companies acknowledge that the Motel 6 Companies operated the Motels under the Management Contract prior to the commencement of the Master Lease, and since the commencement of the Master Lease, the Motel
6 Companies have operated and leased the Motels under the Master Lease. Accordingly, Glasjar,
C7 and the Motel 6 Companies have had ample opportunity to make a complete inspection of the
Motel Assets and all files and information provided to or obtained by the Motel 6 Companies with respect to the Motel Assets. Glasjar, C7 and the Motel 6 Companies have also had ample opportunity to review all documents and information which the Motel 6 Companies, C7 and
Glasjar deem material to the purchase of the Motel Assets. The Motel 6 Companies, C7 and
Glasjar further acknowledge, represent and warrant that Allstar has had no business relationship nor any prior dealings with Glasjar and C7 and that Glasjar and C7 have dealt solely with the Motel 6 Companies. Glasjar and C7 recognize, agree and acknowledge that due to their relationship with the Motel 6 Companies, Glasjar and C7 shall be deemed to have knowledge of all matters concerning the Motel Assets that any of the Motel 6 Companies have, including any and all matters disclosed at any time by Allstar to any of the Motel 6 Companies. The Motel 6
Companies, C7 and Glasjar agree and acknowledge that Allstar has made no representations or warranties, express or implied, regarding the Motel Assets or any matters affecting the Motel
Assets, including, without limitation, the condition of title to any of the Motel Assets (except only as set forth in the Deeds pursuant to which the Motels are being conveyed to Motel 6, C7 and/or
Glasjar), the physical condition of the Motels, or their suitability or fitness for any particular purpose; the existence of any patent or latent defects or conditions therein, pest control matters, soil conditions, Hazardous or Toxic Materials, hazardous waste, toxic substance or other environmental matters; compliance with building, health, safety, land use and zoning laws, regulations and orders, structural and other engineering characteristics, and traffic patterns.
Because Motel 6 operates and leases the Motel Assets pursuant to the Master Lease, Allstar is not in a position to and shall not be responsible for and makes no representations or warranties about the accuracy or completeness of any documents or information concerning the Motel Assets obtained by the Motel 6 Companies, C7 or Glasjar from any source, including, without limitation, information contained in or disclosed by any surveys or environmental studies, whether prepared for Allstar, the Motel 6 Companies, C7 or Glasjar or by or for any other person. The Motel 6
Companies, C7 and Glasjar have not relied and shall not rely on Allstar in any manner whatsoever with respect to any such documents or information or anything else relating to the Motel Assets, except only as set forth in the Deeds pursuant to which the Motels are being conveyed to Motel
6, C7 and/or Glasjar. The Motel 6 Companies, C7 and Glasjar shall have no rights against Allstar as a consequence of any information or misinformation obtained, completeness or incompleteness of documents, inaccuracies in any information or documents, failure of any person to make any disclosure, or for any other reason pertaining to the Motel Assets. Allstar shall have no obligation to provide to, or make available to the Motel 6 Companies, C7 or Glasjar any documents or information, except as expressly required by the terms of the Master Lease. The Motel 6
Companies, C7 and Glasjar acknowledge and agree that they are purchasing the Motel Assets in their "AS IS" condition, WITH ALL FAULTS and defects, patent or latent, known and unknown.
Glasjar, C7 and the Motel 6 Companies expressly assume all risk with respect to the Motel Assets, including without limitation the risks that adverse conditions may not have been revealed by the Motel 6 Companies', C7's or Glasjar's investigations. This
Section 2 and the other terms of this
Agreement shall not waive or alter any rights Glasjar or C7 may have against any of the Motel
6 Companies in any other agreement.

      3.No Side Agreements or Representations. No person acting on behalf of
Allstar is authorized to make, and by execution hereof, the Motel
6 Companies, C7 and Glasjar
acknowledge that no person has made any representation, agreement, statement, warranty, guarantee or promise regarding the Motel Assets or the transaction contemplated herein or the zoning, construction, physical condition or other status of the Motel Assets.

      4.Release. The Motel 6 Companies, C7 and Glasjar, each for itself and its
Affiliates (as defined in the Master Lease), officers, directors, agents, successors and assigns
(collectively, "Releasing Parties"), hereby release Allstar and its Affiliates, Associates (all as defined in the Master Lease), agents, officers, directors, employees, successors and assigns
(collectively, "Released Persons") from and against any claim, cause of action, damage, expense, obligation, loss or liability held, suffered or incurred at any time in the past, present or future by any of the Releasing Parties in any way and at any time relating to or arising from the Motel
Assets, including, without limitation, any claims relating to patent or latent defects within any of the Motel Assets, any claims of negligent misrepresentation or active or passive negligence on the part of any of the Released Persons, and any claims of non-disclosure of any material fact concerning the Motel Assets, any claims related to personal injury or property damage, or any condition on or in any of the Motel Assets, whether occurring or arising before or after the conveyance of title to Glasjar, C7 and/or the Motel 6 Companies, whether or not known or suspected by any of the Releasing Parties (collectively, "Released Claims"); and in connection with such release, specifically waive the provisions of Section 1542 of the California Civil Code and any similar law of any other state, territory or jurisdiction as they relate to this release, which
Section 1542 provides:

          A general release does not extend to claims which the creditor does not know or suspect to exist in his favor at the time of executing the release, which if known by him must have materially affected his settlement with the debtor.




     Initials of Motel 6 Companies                    Initials of
Glasjar


     Initials of C7

This release by the Motel 6 Companies, C7 and Glasjar on behalf of themselves and the other
Releasing Parties shall constitute a complete defense to any claim, cause of action, defense, contract, liability, indebtedness or obligation released pursuant to this release. Nothing in this release shall be construed as (or shall be admissible in any legal action or proceeding as) an admission by Allstar or any other Released Person that any defense, indebtedness, obligation, liability, claim or cause of action exists which is within the scope of those hereby released. Each of the Motel 6 Companies, C7 and Glasjar agrees, represents and warrants that the foregoing release has been negotiated and agreed upon in light of the realization that factual matters now unknown to it may have given or may hereafter give rise to Released Claims, and that each nevertheless hereby intends to release and discharge any such unknown Released Claims. Each of the Motel 6 Companies, C7 and Glasjar represents and warrants that it has not assigned or transferred in any manner all or any portion of the Released Claims and that it has full authority to release the Released Claims.

      5.Covenant Not to Sue. Each of the Motel 6 Companies, C7 and Glasjar covenants and agrees not to file, institute, support or join in any claims, actions, demands, proceedings, lawsuits, litigation or arbitrations against Allstar or any of the other Released Persons with respect to any of the Released Claims. Each of the Motel 6 Companies, C7 and Glasjar agrees, represents and warrants that it realizes and acknowledges that the foregoing covenant has been negotiated and agreed upon in light of the realization that factual matters now unknown to it may have given or may hereafter give rise to claims, and that it nevertheless hereby intends to covenant and agree not to sue or take other action against the Released Parties for any such unknown Released Claims. It is hereby further understood and agreed that the acceptance of this Agreement and the foregoing covenant by the Releasing Parties or any of them shall not be deemed or construed as an admission of liability by any of the Released Parties and, except as herein expressly otherwise provided, each of the Released Parties hereby expressly denies liability of any nature whatsoever arising from or related to the subject of the foregoing covenant. Each of the Motel 6 Companies, C7 and Glasjar represents and warrants that it has full authority to enter into the foregoing covenant.

      6.Indemnity. As a material part of the consideration to Allstar for its agreements to convey Motel Assets to Glasjar and/or C7 as an accommodation to the Motel 6
Companies, and to the maximum extent permitted by law, the Motel 6 Companies ("Indemnitor")
(but not Glasjar or C7, which shall have no indemnity obligations hereunder) hereby agree to indemnify, protect, defend (subject to Section 7 of this Agreement, with counsel reasonably acceptable to Allstar) and hold harmless Allstar, its Affiliates, Associates, officers, directors, agents, employees, successors and assigns (collectively, the "Indemnified Persons"), from and against any and all loss, liability, damage, claim, cost and expense (including attorneys' fees, court costs and fees of expert witnesses) ("Claim") resulting or arising in any way from (a) a breach by Glasjar, C7 or any of the Motel 6 Companies of any covenant or agreement hereunder, including without limitation the covenants contained in Section 5 of this Agreement; (b) Glasjar's,
C7's and the Motel 6 Companies' use of the Motel Assets; (c) any of the Released Claims; (d) any event, occurrence, damage, or injury to person or property occurring on, in or about any of the Motels at any time, however and whenever occurring (including without limitation any claims arising under any statute, regulation or common law pertaining to the presence, existence or release of any hazardous or toxic substances, wastes, or materials, or petroleum products or by-products or radioactive substances or asbestos-containing materials).

      7.Indemnification Procedures.

               (a) Promptly after receipt by an Indemnified Person of notice of any
Claim, the Indemnified Person shall notify Indemnitor of the commencement thereof; provided, however, that the failure to give such notice promptly shall not affect or limit Indemnitor's obligations with respect to the matters described in the notice of such Claim, except to the extent that Indemnitor is prejudiced thereby. Indemnitor waives, disclaims and renounces any and all rights, privileges and defenses under Section 2778(6) of the California Civil Code.

               (b) The Indemnified Person shall have the right (but not the obligation) to conduct and control, through counsel of its choosing, the defense, compromise or settlement of any Claim against such Indemnified Person. In any such case Indemnitor shall cooperate in connection therewith and shall furnish such records, information and testimony and attend such conferences, discovery proceedings, hearings, trials and appeals as may be reasonably requested by the Indemnified Person in connection therewith; provided, that Indemnitor may participate, through counsel chosen by it and at its own expense, in the defense of any such claim, action or suit as to which the Indemnified Person has so elected to conduct and control the defense thereof.

               (c) Indemnitor shall be obligated to pay the expenses of the Indemnified
Person arising from any Claim in advance of the final disposition thereof and in advance of the payment of expenses by such Indemnified Person. Such expenses shall include, but not be limited to, the fees and costs of the Indemnified Person's attorneys. Indemnitor waives any defense hereunder under Section 2778(2) of the California Civil Code.

               (d) All payments on account of Indemnitor's' indemnification obligations under this Agreement shall be made within sixty (60) days after the Indemnified Person's written request therefor.

               (e) In connection with any determination as to whether an Indemnified
Person is entitled to be indemnified hereunder, the burden of proof shall be on Indemnitor to establish that the Indemnified Person is not so entitled.

      (f)Indemnitor waives and disclaims any defense hereunder which defense arises under Section 2778(7) or Section 2855 of the California Civil Code, and
Indemnitor's hereby agree that notwithstanding the provisions of
Section 2778(7) or Section 2855
of the California Civil Code, any judgment obtained on a Claim against an Indemnified Person, by arbitration or otherwise, shall be conclusive as against Indemnitor.

          8. Settlement. Indemnitor shall have no obligation to indemnify an Indemnified
Person under this Agreement for any amounts paid in settlement of any Claim effected without
Indemnitor's prior written consent. Indemnitor shall not under any circumstances settle any Claim in which Indemnitor or any other party agrees or takes the position that any Indemnified Person is not entitled to indemnification in connection with such settlement, nor shall Indemnitor settle any Claim in any manner which would impose any fine or any obligation on the Indemnified
Person, or admit any liability of any Indemnified Person, without the Indemnified Person's written consent. Neither Indemnitor nor any Indemnified Person shall unreasonably withhold its or his consent to any proposed settlement.

      9.Surety. Indemnitor understands and acknowledges that pursuant to
Section 2779 of the California Civil Code, without the waiver set forth below, Indemnitor may be entitled to be reimbursed as sureties. Indemnitor hereby jointly and severally irrevocably waives, renounces and disclaims any and all rights to reimbursement or contribution under or with respect to any Claim or any payment hereunder, under Section 2779 of the California Civil Code or otherwise, it being understood and agreed that any and all payments by Indemnitor hereunder shall be the sole obligation of Indemnitor, without the right of indemnification, reimbursement, contribution or other payment from any other party, including without limitation, any Indemnified
Person.

     Initials:   __________

Without limitation of the foregoing, to the extent that Indemnitor is found or construed to be a surety, Indemnitor hereby irrevocably waives and disclaims any right or privilege to reimbursement under Section 2847 of the California Civil Code, and any right against any
Indemnified Person under Section 2846 or 2848 of the California Civil Code. Further, without limitation of the foregoing, pursuant to Section 2856 of the California Civil Code, Indemnitor irrevocably waives and disclaims any and all rights of subrogation and reimbursement and any other right, defense or privilege it may have with respect to its obligations hereunder by reason of Sections 2787 to 2855, inclusive, of the California Civil Code.

     Initials:   __________

      10.Adequacy of Consideration. The Motel 6 Companies, C7 and Glasjar acknowledge to Allstar that they has been advised by legal counsel in connection with the negotiation and execution of this Agreement, and that this Agreement is fair and freely entered into by each party after substantial negotiations.

      11.Representations and Warranties. The following constitute representations and warranties of the parties, in each case as to themselves, to
Allstar:

      (a)Each of the Motel 6 Companies, C7 and Glasjar has the legal power, right and authority to enter into this Agreement and the instruments referenced herein, and to consummate this transaction.

      (b)All requisite action (corporate, trust, partnership or otherwise) has been taken by each party in connection with the entering into of this Agreement, the instruments referenced herein, and the consummation of this transaction. No further consent of any partner, shareholder, creditor, investor, judicial or administrative body, governmental authority or other party is required.

      (c)The individuals executing this Agreement and the instruments referenced herein on behalf of each party and the partners, officers or trustees of each party, if any, have the legal power, right, and actual authority to bind each party to the terms and conditions of those documents.

      (d)This Agreement and all other documents required to close this transaction are and will be valid, legally binding obligations of and enforceable against each party in accordance with their terms, subject only to applicable bankruptcy, insolvency, reorganization, moratorium laws or similar laws or equitable principles affecting or limiting the rights of contracting parties generally.

     12.  Miscellaneous.

                (a)Assignment.  The duties of the Motel 6
Companies hereunder are
personal and may not be delegated to any other person without the prior written consent of Allstar, which consent Allstar may withhold in its sole and absolute
discretion.   The foregoing shall not
prohibit the Motel 6 Companies from engaging in a merger or consolidation or sale of shares to the public provided that the resulting entity has a net worth not less than $350,000,000.

                (b)No Modifications.  No addition to or
modification of any term or
provision of this Agreement shall be effective unless set forth in writing and signed by the Motel
6 Companies, Glasjar, C7 and Allstar.

                (c)Construction of Agreement. The provisions of this Agreement shall not be construed in favor of or against any person on the basis of which person drafted this
Agreement, but shall be construed as if the Motel 6 Companies, Glasjar, C7 and Allstar participated equally in preparing this Agreement.

           (d)Headings. The paragraph headings herein are used only for the purpose of convenience only and shall not be deemed to limit the subject of the paragraphs of this Agreement or to be considered in their construction.

                (e)Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of California. The Superior Court of Santa
Barbara County, California, shall be the exclusive venue for and shall have exclusive jurisdiction over any action to construe or enforce the provisions of this Agreement. Glasjar, C7 and the
Motel 6 Companies for themselves and for their Affiliates and Associates submit and consent irrevocably to the jurisdiction of such court and to the foregoing choice of venue.

                (f)Successors and Assigns. Subject to the provisions of Section 12(a) of this Agreement, all of the provisions of this Agreement shall inure to the benefit of and shall be binding upon the successors and assigns of the parties.

           (g)No Waiver. The waiver by Allstar of the performance of any covenant, condition or promise, or of the time for performing any act, under this Agreement shall not invalidate this Agreement nor shall it be considered a waiver by Allstar of any other covenant, condition or promise, or of the time for performing any other act required, under this Agreement.
The exercise of any remedy provided in this Agreement shall not be a waiver of any remedy provided by law, and the provisions of this Agreement for any remedy shall not exclude any other remedies unless they are expressly excluded.

           (h)Severability. If any portion of this Agreement shall become illegal, null or void or against public policy, for any reason, or shall be held by any court of competent jurisdiction to be illegal, null or void or against public policy, the remaining portions of this Agreement shall not be affected thereby and shall remain in force and effect to the full extent permissible by law.

           (i)Gender and Number. In this Agreement the masculine, feminine and neuter genders and the singular and the plural include one another, unless the context requires otherwise.

                (j)Incorporation of Exhibits. All exhibits to this Agreement are incorporated herein by this reference.

                (k)Counterparts. This Agreement may be executed in counterparts, each of which shall constitute an original, but all of which together shall constitute one (1) and the same instrument. The signature page of any counterpart may be detached therefrom without impairing the legal effect of the signature(s) thereon provided such signature page is attached to any other counterpart identical thereto except having additional signature pages executed by the other party.

      (l)Attorneys' Fees. If any action or proceeding is instituted to enforce or interpret any provision of this Agreement, the prevailing party therein shall be entitled to recover its attorneys' fees and costs from the losing party.

          (m) Notices. Any notice to be given hereunder to any party shall be in writing and shall be given either by personal delivery (including express or courier service), or by registered or certified mail, with return receipt requested, postage prepaid and addressed as follows:

     To Allstar:

     Allstar Inns Inc.
     200 East Carrillo St., Suite 300
     Santa Barbara, California 93101
     Attention:  Edward J. Gallagher

     with a copy to:

     Cappello & McCann LLP
     831 State Street
     Santa Barbara, California 93101
     Attention:  A. Barry Cappello, Esq.

     To any of the Motel 6 Companies, c/o:

     Motel 6 Operating L.P.
     14651 Dallas Parkway, Suite 500
     Dallas, Texas 75240
     Attention:  Alan J. Rabinowitz, Esq.

     To Glasjar:
     Glasjar Funding Limited Partnership
     c/o Glasjar Capital Inc.
     c/o ML Leasing Equipment Corp.
     North Tower
     27th Floor
     World Financial Center
     250 Vessey Street
     New York, NY 10281-1327



     To C7:
     _________________________
     _________________________
     _________________________
     _________________________

Any party may, by written notice to the others, designate a different address which shall be substituted for the one specified above. Any such notice shall be deemed to have been delivered upon its receipt or upon the second (2nd) attempt at delivery, as evidenced by the regular records of the person or entity attempting delivery.

      (n)Survival. The agreements, representations, covenants and warranties herein shall survive the conveyance of any of the Motel Assets to any of the Motel 6 Companies, C7 or Glasjar.

     In witness whereof, the Motel 6 Companies, C7 and Glasjar have executed this
Agreement in favor of Allstar as of the date first written above.



     Motel 6 Operating L.P., a Delaware
     limited partnership

      By:Motel 6 G.P. Inc., Managing General
     Partner



     By: _________________________________
     Name: Georges LeMener
     Title: Chairman and CEO


     Motel 6 G.P. Inc., a Delaware corporation



     By:__________________________________________
     Name: Georges LeMener
     Title: Chairman and CEO


     IBL Limited, Inc., a Delaware corporation

     By:___________________________________
     Name: ________________________________
     Title: President and CEO


     Glasjar Funding Limited Partnership,
      a Delaware limited partnership

     By Glasjar Capital, Inc.,
     a Delaware corporation, general partner
     By:___________________________________
     Name: ________________________________
     Title:


     C 7, Inc.,
     a Texas corporation


     By:___________________________________
     Name: ________________________________
     Title:


Acknowledged and agreed:

Allstar Inns Inc.,
 a Delaware corporation


By:___________________________
     Edward J. Gallagher

                       Indemnity Agreement
                          (Sales Taxes)

     This Indemnity Agreement (Sales Taxes) ("Agreement") is made this ___ day of
January, 1997, by Motel 6 Operating L.P., a Delaware limited partnership ("Motel 6"), IBL
Limited, Inc., a Delaware corporation ("IBL"), and Motel 6 G.P., Inc., a Delaware corporation ("Motel 6 G.P."), in favor of Allstar Inns Inc., a Delaware corporation ("Allstar"), with reference to the following facts:

                         R E C I T A L S

      A.Motel 6, IBL and Motel 6 G.P., jointly, severally and collectively (hereinafter referred to as the "Motel 6 Companies"), are the Lessee under that certain Master Lease
Agreement dated as of January 1, 1995 ("Master Lease"), under which Allstar is Lessor. The
Master Lease is attached to this Agreement as Exhibit A. Since January 1, 1995, the Motel 6
Companies have leased from Allstar seventy-one "Motels", as defined in, and pursuant to, the Master Lease. Prior to January 1, 1995, the Motel 6 Companies operated the Motels pursuant to a certain Management Contract defined in the Master Lease.

      B.In Section 33 of the Master Lease, Allstar granted the
Motel 6 Companies an option
to purchase the "Motel Assets" (as defined in the Master Lease").
On January 27, 1997, the
Motel 6 Companies exercised the option.

      C.Section 33.12 of the Master Lease obligates the Motel 6 Companies to pay at the
Closing (as defined in the Master Lease), among other things, all sales, use and similar personal property taxes required to be paid as a result of the sale and transfer of the Motel Assets. The
Motel 6 Companies and their accountants, Deloitte & Touche, have advised Allstar that no such taxes are due and payable upon Closing with respect to the Motel Assets listed on Schedule 1 hereto, and that the Motel 6 Companies are paying such taxes upon Closing with respect to the
Motel Assets listed on Schedule 2 hereto.

     Now, therefore, in consideration of the facts recited above and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Motel 6
Companies covenant and agree as follows:

      1.Indemnity. To the maximum extent permitted by law, the Motel 6
Companies (collectively, "Indemnitor") hereby agree to indemnify, protect, defend (with counsel reasonably acceptable to Allstar) and hold harmless Allstar, its Affiliates, Associates, officers, directors, agents, employees, successors and assigns (for purposes of this Agreement, collectively the "Indemnified Persons") from and against any and all loss, liability, damage, claim, cost, penalties, and expense (including attorneys' fees, court costs and fees of expert witnesses)
("Claim") resulting or arising in any way from (a) any breach by the Motel 6 Companies of their obligations under Section 33.12 of the Master Lease or (b) any claim, by any governmental authority, of underpayment or nonpayment of sales, use or other personal property taxes in connection with the sale of the Motel Assets pursuant to Section 33 of the Master Lease.

      2.Indemnification Procedures.

               (a) Promptly after receipt by an Indemnified Person of notice of any
Claim, the Indemnified Person shall notify Indemnitor of the commencement thereof; provided, however, that the failure to give such notice promptly shall not affect or limit Indemnitor's obligations with respect to the matters described in the notice of such Claim, except to the extent that Indemnitor is prejudiced thereby. Indemnitor waives, disclaims and renounces any and all rights, privileges and defenses under Section 2778(6) of the California Civil Code.

               (b) The Indemnified Person shall have the right (but not the obligation) to conduct and control, through counsel of its choosing, the defense, compromise or settlement of any Claim against such Indemnified Person. In any such case Indemnitor shall cooperate in connection therewith and shall furnish such records, information and testimony and attend such conferences, discovery proceedings, hearings, trials and appeals as may be reasonably requested by the Indemnified Person in connection therewith; provided, that Indemnitor may participate, through counsel chosen by it and at its own expense, in the defense of any such claim, action or suit as to which the Indemnified Person has so elected to conduct and control the defense thereof.

               (c) Indemnitor shall be obligated to pay the expenses of the Indemnified
Person arising from any Claim in advance of the final disposition thereof and in advance of the payment of expenses by such Indemnified Person. Such expenses shall include, but not be limited to, the fees and costs of the Indemnified Person's attorneys. Indemnitor waives any defense hereunder under Section 2778(2) of the California Civil Code.

               (d) All payments on account of Indemnitor's' indemnification obligations under this Agreement shall be made within sixty (60) days after the Indemnified Person's written request therefor.

               (e) In connection with any determination as to whether an Indemnified
Person is entitled to be indemnified hereunder, the burden of proof shall be on Indemnitor to establish that the Indemnified Person is not so entitled.

      (f)Indemnitor waives and disclaims any defense hereunder which defense arises under Section 2778(7) or Section 2855 of the California Civil Code, and
Indemnitor's hereby agree that notwithstanding the provisions of
Section 2778(7) or Section 2855
of the California Civil Code, any judgment obtained on a Claim against an Indemnified Person, by arbitration or otherwise, shall be conclusive as against Indemnitor.

          3. Settlement. Indemnitor shall have no obligation to indemnify an Indemnified
Person under this Agreement for any amounts paid in settlement of any Claim effected without
Indemnitor's prior written consent. Indemnitor shall not under any circumstances settle any Claim in which Indemnitor or any other party agrees or takes the position that any Indemnified Person is not entitled to indemnification in connection with such settlement, nor shall Indemnitor settle any Claim in any manner which would impose any fine or any obligation on the Indemnified
Person, or admit any liability of any Indemnified Person, without the Indemnified Person's written consent. Neither Indemnitor nor any Indemnified Person shall unreasonably withhold its or his consent to any proposed settlement.

      4.Surety. Indemnitor understands and acknowledges that pursuant to
Section 2779 of the California Civil Code, without the waiver set forth below, Indemnitor may be entitled to be reimbursed as sureties. Indemnitor hereby jointly and severally irrevocably waives, renounces and disclaims any and all rights to reimbursement or contribution under or with respect to any Claim or any payment hereunder, under Section 2779 of the California Civil Code or otherwise, it being understood and agreed that any and all payments by Indemnitor hereunder shall be the sole obligation of Indemnitor, without the right of indemnification, reimbursement, contribution or other payment from any other party, including without limitation, any Indemnified
Person.

     Initials:   __________

Without limitation of the foregoing, to the extent that Indemnitor is found or construed to be a surety, Indemnitor hereby irrevocably waives and disclaims any right or privilege to reimbursement under Section 2847 of the California Civil Code, and any right against any
Indemnified Person under Section 2846 or 2848 of the California Civil Code. Further, without limitation of the foregoing, pursuant to Section 2856 of the California Civil Code, Indemnitor irrevocably waives and disclaims any and all rights of subrogation and reimbursement and any other right, defense or privilege it may have with respect to its obligations hereunder by reason of Sections 2787 to 2855, inclusive, of the California Civil Code.

     Initials:   __________

      5.Adequacy of Consideration. The Motel 6 Companies acknowledge to
Allstar that they has been advised by legal counsel in connection with the negotiation and execution of this Agreement, and that this Agreement is fair and freely entered into by each party after substantial negotiations.

      6.Representations and Warranties. The following constitute representations and warranties of the Motel 6 Companies to Allstar:

      (a)Each of the Motel 6 Companies has the legal power, right and authority to enter into this Agreement and the instruments referenced herein, and to consummate this transaction.

      (b)All requisite action (corporate, trust, partnership or otherwise) has been taken by each party in connection with the entering into of this Agreement, the instruments referenced herein, and the consummation of this transaction. No further consent of any partner, shareholder, creditor, investor, judicial or administrative body, governmental authority or other party is required.

      (c)The individuals executing this Agreement and the instruments referenced herein on behalf of each party and the partners, officers or trustees of each party, if any, have the legal power, right, and actual authority to bind each party to the terms and conditions of those documents.

      (d)This Agreement and all other documents required to close this transaction are and will be valid, legally binding obligations of and enforceable against each party in accordance with their terms, subject only to applicable bankruptcy, insolvency, reorganization, moratorium laws or similar laws or equitable principles affecting or limiting the rights of contracting parties generally.

     7.   Miscellaneous.

                (a)Assignment.  The duties of the Motel 6
Companies hereunder are
personal and may not be delegated to any other person without the prior written consent of Allstar, which consent Allstar may withhold in its sole and absolute
discretion.   The foregoing shall not
prohibit the Motel 6 Companies from engaging in a merger or consolidation or sale of shares to the public provided that the resulting entity has a net worth not less than $350,000,000.

                (b)No Modifications.  No addition to or
modification of any term or
provision of this Agreement shall be effective unless set forth in writing and signed by the Motel 6
Companies and Allstar.

                (c)Construction of Agreement. The provisions of this Agreement shall not be construed in favor of or against any person on the basis of which person drafted this
Agreement, but shall be construed as if the Motel 6 Companies and Allstar participated equally in preparing this Agreement.

           (d)Headings. The paragraph headings herein are used only for the purpose of convenience only and shall not be deemed to limit the subject of the paragraphs of this Agreement or to be considered in their construction.

                (e)Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of California. The Superior Court of Santa
Barbara County, California, shall be the exclusive venue for and shall have exclusive jurisdiction over any action to construe or enforce the provisions of this Agreement. The Motel 6 Companies for themselves and for their Affiliates and Associates submit and consent irrevocably to the jurisdiction of such court and to the foregoing choice of venue.

                (f)Successors and Assigns. Subject to the provisions of Section 7(a) of this Agreement, all of the provisions of this Agreement shall inure to the benefit of and shall be binding upon the successors and assigns of the Parties.

           (g)No Waiver. The waiver by Allstar of the performance of any covenant, condition or promise, or of the time for performing any act, under this Agreement shall not invalidate this Agreement nor shall it be considered a waiver by Allstar of any other covenant, condition or promise, or of the time for performing any other act required, under this Agreement.
The exercise of any remedy provided in this Agreement shall not be a waiver of any remedy provided by law, and the provisions of this Agreement for any remedy shall not exclude any other remedies unless they are expressly excluded.

           (h)Severability. If any portion of this Agreement shall become illegal, null or void or against public policy, for any reason, or shall be held by any court of competent jurisdiction to be illegal, null or void or against public policy, the remaining portions of this Agreement shall not be affected thereby and shall remain in force and effect to the full extent permissible by law.

           (i)Gender and Number. In this Agreement the masculine, feminine and neuter genders and the singular and the plural include one another, unless the context requires otherwise.

                (j)Incorporation of Exhibits. All exhibits to this Agreement are incorporated herein by this reference.

                (k)Counterparts. This Agreement may be executed in counterparts, each of which shall constitute an original, but all of which together shall constitute one (1) and the same instrument. The signature page of any counterpart may be detached therefrom without impairing the legal effect of the signature(s) thereon provided such signature page is attached to any other counterpart identical thereto except having additional signature pages executed by the other party.

      (l)Attorneys' Fees. If any action or proceeding is instituted to enforce or interpret any provision of this Agreement, the prevailing party therein shall be entitled to recover its attorneys' fees and costs from the losing party.

          (m) Notices. Any notice to be given hereunder to any party shall be in writing and shall be given either by personal delivery (including express or courier service), or by registered or certified mail, with return receipt requested, postage prepaid and addressed as follows:

     To Allstar:

     Allstar Inns Inc.
     200 East Carrillo St., Suite 300
     Santa Barbara, California 93101
     Attention:  Edward J. Gallagher

     with a copy to:

     Cappello & McCann LLP
     831 State Street
     Santa Barbara, California 93101
     Attention:  A. Barry Cappello, Esq.

     To any of the Motel 6 Companies, c/o:

     Motel 6 Operating L.P.
     14651 Dallas Parkway, Suite 500
     Dallas, Texas 75240
     Attention:  Alan J. Rabinowitz, Esq.

Any party may, by written notice to the others, designate a different address which shall be substituted for the one specified above. Any such notice shall be deemed to have been delivered upon its receipt or upon the second (2nd) attempt at delivery, as evidenced by the regular records of the person or entity attempting delivery.

      (n)Survival. The agreements, representations, covenants and warranties herein shall survive the conveyance of any of the Motel Assets to any of the Motel 6 Companies or any third party.

     In witness whereof, the Motel 6 Companies have executed this Agreement in favor of Allstar as of the date first written above.

     Motel 6 Operating L.P., a Delaware
     limited partnership

      By:Motel 6 G.P. Inc.,
       Managing General Partner


      By: ______________________________
     Name:Georges LeMener
     Title:Chairman and CEO

     Motel 6 G.P. Inc.,
       a Delaware corporation


      By:____________________________________
     Name:Georges LeMener
     Title:Chairman and CEO


     IBL Limited, Inc.,
       a Delaware corporation

      By:____________________________________
     Name:____________________________________
     Title:President and CEO

Acknowledged and agreed:

Allstar Inns Inc.,
  a Delaware corporation



  By:__________________________________
Name:__________________________________
Title:__________________________________

                         Mutual Release

     This Mutual Release ("Release") is made this ___ day of January, 1997, by Motel 6
Operating L.P., a Delaware limited partnership ("Motel 6"), IBL Limited, Inc., a Delaware corporation ("IBL"), Motel 6 G.P., Inc., a Delaware corporation ("Motel 6 G.P."), Motel 6
Financial Services, L.P., a Delaware limited partnership ("Motel 6 Financial"), and Allstar
Inns Inc., a Delaware corporation ("Allstar"), with reference to the following facts:

                         R E C I T A L S


   A.Motel 6, IBL and Motel 6 G.P., jointly, severally and collectively (hereinafter referred to, together with Motel 6 Financial, collectively as the "Motel 6 Companies"), are the Lessee under that certain Master Lease Agreement dated as of January 1, 1995 ("Master Lease"), under which Allstar is Lessor. Since January 1, 1995, the Motel 6 Companies have leased from Allstar seventy-one "Motels", as defined in, and pursuant to, the Master Lease. Prior to January 1, 1995, the Motel 6 Companies operated the Motels pursuant to a certain Management Contract defined in the Master Lease. This Release concerns only a breach or default under the Master Lease and the Motel 6 Indebtedness (as defined in the Master Lease) during the time period between January
1, 1995 and the Closing Effective Time (as defined in the Master
Lease).

      B.In Section 33 of the Master Lease, Allstar granted the
Motel 6 Companies an option
to purchase the "Motel Assets" (as defined in the Master Lease").
On January 27, 1997, the
Motel 6 Companies exercised the option.

      C.The Motel 6 Companies and Allstar have agreed to execute and deliver this
Release. Concurrently herewith, the parties are entering into a separate agreement entitled
"Release and Indemnity Agreement," along with other persons. The parties to this Release intend that the Release and Indemnity Agreement shall govern and control if there is any ambiguity or conflicting provision in this Release.

     Now, therefore, in consideration of the facts recited above, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Motel 6
Companies and Allstar agree as follows:

          1. The Motel 6 Companies, each for itself and its Affiliates (as defined in the
Master Lease), officers, directors, agents, successors and assigns (collectively, "Motel 6 Releasing
Parties"), hereby release Allstar and its Affiliates, Associates (all as defined in the Master Lease), agents, officers, directors, employees, successors and assigns (collectively, "Allstar Released
Persons") from and against any claim, cause of action, damage, expense, obligation, loss or liability relating to or arising from any breach or default by Allstar or any of the Allstar Released
Persons under the Master Lease or any of the Motel 6 Indebtedness (as defined in the Master
Lease) and occurring prior to the Closing Effective Time, whether or not known or suspected by any of the Motel 6 Releasing Parties (collectively, "Allstar Released Claims"); and in connection with such release, specifically waive the provisions of Section 1542 of the California Civil Code and any similar law of any other state, territory or jurisdiction as they relate to this release, which
Section 1542 provides:

          A general release does not extend to claims which the creditor does not know or suspect to exist in his favor at the time of executing the release, which if known by him must have materially affected his settlement with the debtor.



     Initials of Motel 6 Companies

This release by the Motel 6 Companies shall constitute a complete defense to any claim, cause of action, defense, contract, liability, indebtedness or obligation released pursuant to this release.
Nothing in this release shall be construed as (or shall be admissible in any legal action or proceeding as) an admission by Allstar or any other Allstar Released Person that any defense, indebtedness, obligation, liability, claim or cause of action exists which is within the scope of those hereby released. Each of the Motel 6 Companies agrees, represents and warrants that the foregoing release has been negotiated and agreed upon in light of the realization that factual matters now unknown to it may have given rise to Allstar Released Claims, and that each nevertheless hereby intends to release and discharge any such unknown Allstar Released Claims.
Each of the Motel 6 Companies represents and warrants that it has not assigned or transferred in any manner all or any portion of the Allstar Released Claims and that it has full authority to release the Allstar Released Claims.

          2.(a).    Except as expressly provided in subsection
2.(b). below, Allstar, for itself
and its Affiliates, officers, directors, agents, successors and assigns (collectively, "Allstar
Releasing Parties"), hereby releases the Motel 6 Companies and their Affiliates, Associates, agents, officers, directors, employees, successors and assigns (collectively, "Motel 6 Released
Persons") from and against any claim, cause of action, damage, expense, obligation, loss or liability relating to or arising from any breach or default by any of the Motel 6 Companies or any of the Motel 6 Released Persons under the Master Lease or any of the Motel 6 Loan Agreement
(as defined in the Master Lease) and occurring prior to the Closing Effective Time, whether or not known or suspected by any of the Allstar Releasing Parties ("Motel 6 Released Claims"); and in connection with such release, Allstar specifically waives the provisions of Section 1542 of the California Civil Code and any similar law of any other state, territory or jurisdiction as they relate to this release, which Section 1542 provides:

          A general release does not extend to claims which the creditor does not know or suspect to exist in his favor at the time of executing the release, which if known by him must have materially affected his settlement with the debtor.



     Initials of Allstar

This release by Allstar shall constitute a complete defense to any claim, cause of action, defense, contract, liability, indebtedness or obligation released pursuant to this release. Nothing in this release shall be construed as (or shall be admissible in any legal action or proceeding as) an admission by the Motel 6 Companies or any other Motel 6 Released Person that any defense, indebtedness, obligation, liability, claim or cause of action exists which is within the scope of those hereby released. Allstar agrees, represents and warrants that the foregoing release has been negotiated and agreed upon in light of the realization that factual matters now unknown to it may have given to Motel 6 Released Claims, and Allstar nevertheless hereby intends to release and discharge any such unknown Motel 6 Released Claims. Allstar represents and warrants that it has not assigned or transferred in any manner all or any portion of the Motel 6 Released Claims and that it has full authority to release the Motel 6 Released Claims.

      2.(b).The foregoing shall not be a release by Allstar of any of the Motel 6
Released Persons from any claim, cause of action, damage, expense, obligation, loss or liability arising from or related to any claim by any third party ("Retained Claims") which are or would be covered by any indemnification, defense or hold harmless agreement between any of the Motel
6 Companies, on the one hand, and any of the Allstar Releasing Parties, on the other hand, whether in the Master Lease or otherwise, and of which the Allstar Releasing Parties have no actual knowledge at the Closing Effective Time, or any Retained Claims which are asserted, alleged or claimed after the Closing Effective Time with respect to or arising from any breach, default or alleged breach or default under the Master Lease or the Motel 6 Loan Agreement by any of the Motel 6 Companies or Motel 6 Released Persons prior to the Effective Time. Allstar also represents and warrants that it has no actual knowledge as of the date hereof that any Retained
Claims are pending or have been threatened against Allstar or any of the Allstar Released Persons.

      3.Adequacy of Consideration.  The Motel 6 Companies and
Allstar each
acknowledge that it has been advised by legal counsel in connection with the negotiation and execution of this Release, and that this Release is fair and freely entered into by each party after substantial negotiations.

     4.   Miscellaneous.

                a.Governing Law. This Release shall be governed by and construed in accordance with the laws of the State of California. The Superior Court of Santa Barbara
County, California, shall be the exclusive venue for and shall have exclusive jurisdiction over any action to construe or enforce the provisions of this Release. The parties hereto, for themselves and for their Affiliates and Associates, submit and consent irrevocably to the jurisdiction of such court and to the foregoing choice of venue.

                b.Successors and Assigns. All of the provisions of this Release shall inure to the benefit of and shall be binding upon the successors and assigns of the Parties.

                c.Counterparts. This Release may be executed in counterparts, each of which shall constitute an original, but all of which together shall constitute one (1) and the same instrument. The signature page of any counterpart may be detached therefrom without impairing the legal effect of the signature(s) thereon provided such signature page is attached to any other counterpart identical thereto except having additional signature pages executed by the other party.

      d.Attorneys' Fees. If any action or proceeding is instituted to enforce or interpret any provision of this Release, the prevailing party therein shall be entitled to recover its attorneys' fees and costs from the losing party.

     In witness whereof, the Motel 6 Companies and Allstar have executed this
Release  as of the date first written above.


     Motel 6 Operating L.P., a Delaware
     limited partnership

      By:Motel 6 G.P. Inc., Managing General
     Partner



     By: _________________________________
     Name: Alan J. Rabinowitz
      Title:Vice President, General Counsel
     and Secretary


     Motel 6 G.P. Inc., a Delaware corporation



     By:__________________________________________
     Name: Alan J. Rabinowitz
      Title:Vice President, General Counsel
     and Secretary



           (Signatures continue on the following page.)

     IBL Limited, Inc., a Delaware corporation

     By:___________________________________
     Name: ________________________________
     Title: President and CEO



     Motel 6 Financial Services, L.P., a Delaware limited partnership

     By Motel 6 G.P., Inc., its general partner

     By:___________________________________
     Name: ________________________________
     Title: _______________________________


     Allstar Inns Inc.,
     a Delaware corporation


     By:___________________________
     Edward J. Gallagher
     Vice Chairman

               General Assignment and Bill of Sale



     This General Assignment and Bill of Sale ("Assignment") dated as of January __,
1997, by Allstar Inns Inc., a Delaware corporation ("Allstar"), in favor of Motel 6
Operating L.P., a Delaware limited partnership ("Motel 6"), relates to that certain Master Lease
Agreement dated as of January 1, 1995 (the "Lease"), by and among Motel 6, Motel 6 G.P.,
Inc., a Delaware corporation and IBL Limited, Inc., a Delaware corporation, collectively as
Lessee, and Allstar. This Assignment is being executed and delivered pursuant to Section 33.9(d) of the Lease. Unless otherwise defined herein, capitalized terms used herein shall have the respective meanings assigned to them in the Lease. A copy of the Lease is attached hereto as
Exhibit A.

     For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged:

      1.Allstar hereby sells, transfers, assigns, conveys, and delivers to Motel 6, without representation or warranty of any kind, whatever right, title and interest Assignor may have in and to any fixtures, furnishings and equipment located on or in any of the real property described on
Schedule 1 attached hereto, to the extent such right, title and interest may exist and is assignable by Assignor (collectively, the "Assigned Assets"). The Assigned Assets do not include the
Excluded Assets.

      2.From and after the date hereof, Allstar shall cause to be furnished to Motel 6 such instruments and other documents as may be reasonably requested by Motel 6 for the purpose of carrying out or evidencing the transactions contemplated by this Assignment, and Allstar shall cooperate with Motel 6 to the extent reasonably required to accomplish the transactions contemplated by this Assignment.

      3.This Assignment shall be binding upon Allstar and its successors and assigns, and shall inure to the benefit of Motel 6 and its successors and assigns.

      4.This Assignment is being executed in connection with the Lease, is subject to the provisions of the Lease and does not give rise to any independent rights except that it conveys the Assigned Assets as contemplated by the Lease. This Assignment shall not limit or otherwise affect the provisions or interpretation of the Lease, reference to which is hereby made.

      5.This Assignment shall be construed in accordance with and governed by the State of California applicable to contracts to be performed in such State.

     In witness whereof, the parties hereto have duly executed this Assignment on the date first above written.


     Allstar:

     Allstar Inns, Inc.,
       a Delaware corporation



      By:____________________________________
      Its:____________________________________


     Motel 6:

     Motel 6 Operating L.P.,
       a Delaware corporation

      By:Motel 6 G.P., Inc.,
                a Delaware corporation,
              General Partner


      By:____________________________________
      Its: ____________________________________

               General Assignment and Bill of Sale



     This General Assignment and Bill of Sale ("Assignment") dated as of January __,
1997, by Allstar Inns Inc., a Delaware corporation ("Allstar"), in favor of Glasjar Funding
Limited Partnership, a Delaware limited partnership ("Glasjar"), relates to that certain Master
Lease Agreement dated as of January 1, 1995 (the "Lease"), by and among Motel 6 Operating
L.P., a Delaware limited partnership, Motel 6 G.P., Inc., a Delaware corporation and IBL
Limited, Inc., a Delaware corporation, collectively as Lessee, and Allstar. This Assignment is being executed and delivered pursuant to Section 33.9(d) of the Lease. Unless otherwise defined herein, capitalized terms used herein shall have the respective meanings assigned to them in the Lease. A copy of the Lease is attached hereto as Exhibit A.

     For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged:

      1.Allstar hereby sells, transfers, assigns, conveys, and delivers to Glasjar, without representation or warranty of any kind, whatever right, title and interest Allstar may have in and to any fixtures, furnishings and equipment located on or in any of the real property described on
Schedule 1 attached hereto, to the extent such right, title and interest may exist and is assignable by Allstar (collectively, the "Assigned Assets"). The Assigned Assets do not include the Excluded
Assets. The foregoing is an assignment only and not an assumption by Glasjar of any obligations.

      2.From and after the date hereof, Allstar shall cause to be furnished to Glasjar such instruments and other documents as may be reasonably requested by Glasjar for the purpose of carrying out or evidencing the transactions contemplated by this Assignment, and Allstar shall cooperate with Glasjar to the extent reasonably required to accomplish the transactions contemplated by this Assignment.

      3.This Assignment shall be binding upon Allstar and its successors and assigns, and shall inure to the benefit of Glasjar and its successors and assigns.

      4.This Assignment is being executed in connection with the Lease, is subject to the provisions of the Lease and does not give rise to any independent rights except that it conveys the Assigned Assets as contemplated by the Lease. This Assignment shall not limit or otherwise affect the provisions or interpretation of the Lease, reference to which is hereby made.

      5.This Assignment shall be construed in accordance with and governed by the State of California applicable to contracts to be performed in such State.

     In witness whereof, the parties hereto have duly executed this Assignment on the date first above written.

     Allstar:

     Allstar Inns Inc.,
       a Delaware corporation



      By________________________________
      Its: ________________________________

     Glasjar:

     Glasjar Funding Limited Partnership,
       a Delaware limited partnership

      By:Glasjar Capital, Inc.,
       a Delaware corporation, general
       partner


      By:______________________________
     Name:______________________________
     Title:______________________________

               General Assignment and Bill of Sale



     This General Assignment and Bill of Sale ("Assignment") dated as of January __,
1997, by Allstar Inns Inc., a Delaware corporation ("Allstar"), in favor of C 7, Inc., a Texas corporation ("C 7"), relates to that certain Master Lease Agreement dated as of January 1, 1995
(the "Lease"), by and among Motel 6 Operating L.P., a Delaware limited partnership, Motel 6
G.P., Inc., a Delaware corporation and IBL Limited, Inc., a Delaware corporation, collectively as Lessee, and Allstar. This Assignment is being executed and delivered pursuant to Section
33.9(d) of the Lease. Unless otherwise defined herein, capitalized terms used herein shall have the respective meanings assigned to them in the Lease. A copy of the Lease is attached hereto as Exhibit A.

     For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged:

      1.Allstar hereby sells, transfers, assigns, conveys, and delivers to C 7, without representation or warranty of any kind, whatever right, title and interest Allstar may have in and to any fixtures, furnishings and equipment located on or in any of the real property described on
Schedule 1 attached hereto, to the extent such right, title and interest may exist and is assignable by Allstar (collectively, the "Assigned Assets"). The Assigned Assets do not include the Excluded
Assets. The foregoing is an assignment only and not an assumption by C 7 of any obligations.

      2.From and after the date hereof, Allstar shall cause to be furnished to C 7 such instruments and other documents as may be reasonably requested by C 7 for the purpose of carrying out or evidencing the transactions contemplated by this Assignment, and Allstar shall cooperate with C 7 to the extent reasonably required to accomplish the transactions contemplated by this Assignment.

      3.This Assignment shall be binding upon Allstar and its successors and assigns, and shall inure to the benefit of C 7 and its successors and assigns.

      4.This Assignment is being executed in connection with the Lease, is subject to the provisions of the Lease and does not give rise to any independent rights except that it conveys the Assigned Assets as contemplated by the Lease. This Assignment shall not limit or otherwise affect the provisions or interpretation of the Lease, reference to which is hereby made.

      5.This Assignment shall be construed in accordance with and governed by the State of California applicable to contracts to be performed in such State.

     In witness whereof, the parties hereto have duly executed this Assignment on the date first above written.

     Allstar:

     Allstar Inns Inc.,
       a Delaware corporation



      By________________________________
      Its: ________________________________

     C 7:

     C 7, Inc.,
       a Texas corporation



      By________________________________
      Its: ________________________________

                           Assumption Agreement


     This Assumption Agreement ("Assumption Agreement") dated as of
January __, 1997, by Motel 6 Operating L.P., a Delaware limited partnership, Motel 6 G.P., Inc., a Delaware corporation, and IBL Limited, Inc., a Delaware Corporation, jointly and severally (collectively, "Motel 6"), in favor of Allstar Inns, Inc., a Delaware corporation ("Allstar"), relates to that certain Master Lease Agreement dated as of January 1, 1995 (the "Lease"), by and between Motel 6 and Allstar. This Assumption Agreement is being executed and delivered pursuant to Section 33.9(c) of the Lease. Unless otherwise defined herein, capitalized terms used herein shall have the respective meanings assigned to them in the Lease. A copy of the Lease is attached hereto as Exhibit A.

     For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged:

     1. Motel 6 hereby assumes and agrees to pay, discharge and perform in full when due, the Assumed Liabilities.

     2. Motel 6 acknowledges that Motel 6 Operating L.P. is acquiring a portion of the Motel Assets and Glasjar Funding Limited
Partnership, a Delaware limited partnership ("Glasjar"), and/or C 7, Inc., a Texas corporation ("C7"), are acquiring the balance of the Motel Assets, subject in each instance to the Permitted Title Conditions and Exceptions, which Permitted Title Conditions and Exceptions may include, in the case of personal property, security interests arising under the Personal Property Contracts.

     3. Motel 6 understands and acknowledges that because it is assuming the Assumed Liabilities with respect to Motel Assets that are being conveyed to Glasjar and/or C7, such assumption may be considered (although the parties agree it is in no way intended to
be) in the nature of a suretyship contract. Therefore, to the extent this Agreement is construed to be a suretyship contract or guarantee, pursuant to Section 2779 of the California Civil Code, Motel 6 hereby irrevocably waives, renounces and disclaims any and all rights to reimbursement or contribution under or with respect to any claim or any payment made hereunder, under Section 2779 of the California Civil Code or otherwise, it being understood and agreed that any and all payments by Motel 6 hereunder shall be the sole obligation of Motel 6, without the right of indemnification, reimbursement, contribution or other payment from any other party, including without limitation, Allstar.

              Initials:   __________

Without limitation of the foregoing, to the extent that Motel 6 is found or construed to be a surety, Motel 6 hereby irrevocably waives and disclaims any right or privilege to reimbursement under
Section 2847 of the California Civil Code, and any right against any Indemnified Person under Section 2846 or 2848 of the California
Civil Code. Further, without limitation of the foregoing, pursuant to Section 2856 of the California Civil Code, Motel 6 irrevocably waives and disclaims any and all rights of subrogation and reimbursement and any other right, defense or privilege it may have with respect to its obligations hereunder by reason of Sections 2787 to 2855, inclusive, of the California Civil Code.

     4. Allstar acknowledges that the Assumed Liabilities shall not include, and Allstar shall retain liability and responsibility for, the Excluded Liabilities.

     5. From and after the date hereof, Motel 6 shall cause to be furnished to Allstar such instruments and other documents as may be reasonably requested by Allstar for the purpose of carrying out or evidencing the transactions contemplated by this Assumption Agreement, and Motel 6 shall cooperate with Allstar to the extent required to accomplish the transactions contemplated by this Assumption Agreement.

     6. This Assumption Agreement shall be binding upon Motel 6 and its successors and assigns, and shall inure to the benefit of Allstar and its successors and assigns.

     7. This Assumption Agreement is being executed in connection with the Option and is subject to the provisions of the Lease.
This Assumption Agreement shall not limit or otherwise affect the provisions or interpretation of the Lease, reference to which is hereby made.

     8. This Assumption Agreement shall be construed in accordance with and governed by the laws of the State of California applicable to contracts to be performed in such State.

     9. The obligations of Motel 6 hereunder are and shall be the joint and several obligations of Motel 6 Operating L.P., a Delaware limited partnership; Motel 6 G.P., Inc., a Delaware corporation;
and IBL Limited, Inc., a Delaware corporation.

       No defense of any of them (including bankruptcy of any of them and any action taken in such bankruptcy) shall affect or hinder the enforceability of this Assumption Agreement against any of the others. Further, no failure of consideration or other defense between or among them shall give rise to a defense against
Allstar.

         In witness whereof, the parties hereto have duly executed this Assumption Agreement on the date first above written.

                             Allstar:

                             Allstar Inns Inc.,
                               a Delaware corporation



                             By:


                             Its:




                             Motel 6:

                             Motel 6 Operating L.P.,
                               a Delaware limited partnership

                             By:  Motel 6 G.P., Inc., a
                                  Delaware corporation,
                                  General Partner


                                  By:


                                  Its:




                             Motel 6 G.P., Inc.
                               a Delaware corporation



                             By:


                             Its:



                            IBL Limited, Inc.,
                            a Delaware corporation


                         By:


                         Its:

          Assignment of Assigned Agreements and Permits



     This Assignment of Assigned Agreements and Permits ("Assignment") dated as of January ___, 1997 by Allstar Inns Inc., a Delaware corporation (herein referred to as "Assignor"), in favor of Motel 6 Operating L.P., a Delaware Limited partnership,
(herein referred to as "Assignee"), relates to that certain Master Lease Agreement dated as of January 1, 1995 (the "Lease") by and between Assignor and Assignee. This Assignment is being executed and delivered pursuant to Section 33.9(c) of the Lease. Unless otherwise defined herein, capitalized terms shall have the respective meanings assigned to them in the Lease.

     For Valuable Consideration, receipt of which is hereby acknowledged:

      1.Assignor hereby assigns and transfers to Assignee, without representation or warranty of any kind, whatever right, title and interest Assignor may have in and to the Assigned Agreements and the Permits, to the extent such right, title and interest may exist and is assignable by Assignor.

      2.Assignee hereby accepts the foregoing assignment and assumes and agrees to keep, perform and fulfill all of Assignor's obligations under the Assigned
Agreements and the Permits which are required to be kept, performed and fulfilled by
Assignor thereunder.

      3.The covenants and warranties of Assignee contained herein will survive the closing of the purchase and sale of the Motel Assets contemplated by Section 33 of the Lease and such covenants and warranties will not be deemed merged in any instruments of conveyance delivered by Assignor pursuant to said Section 33. Notwithstanding anything to the contrary contained herein, concurrently herewith Assignee has, together with its affiliates
Motel 6 G.P., Inc., a Delaware corporation and IBL Limited, Inc., executed that certain
Assumption Agreement in favor of Assignee and in the event of any conflict between the terms of the Sections 2 or 3 hereof and the terms of the Assumption Agreement, the terms of said
Assumption Agreement shall control.

      4.This Assignment will be binding on and inure to the benefit of the parties hereto, their heirs, executors, administrators, successors in interest and assigns.


     In Witness Whereof, the undersigned have executed the within instrument as of January ____, 1997.


        Assignor:Allstar Inns Inc.


     By:_______________________________________
     Title:_______________________________


     By:_______________________________________
     Title:_______________________________


        Assignee:Motel 6 Operating L.P.,
     a Delaware limited partnership

     By:  Motel 6 G.P. Inc.,
     Managing Partner


     By:_______________________________________
     Name:______________________________
     Title:_______________________________